Related Parties	12 Months Ended
Dec. 31, 2021
Related Party Liability [Abstract]
RELATED PARTIES:

NOTE 9 - RELATED PARTIES:

As of December 31, 2019, the Company recorded a Related Party Liability in an amount of $17.8 million, which represents the fair value of the shares that have been issued to Nanox PLC, based on the last financing round of the Company.

During January 2020, subject to entering into a share purchase agreement in the aggregate amount of at least $6 million, and a pre-money valuation of more than $100 million, the Company’s Board approved the issuance and allotment of 1,109,245 ordinary shares to Nanox PLC with the purchase price of $12.00 per share, which reflects a discount of 25% from the price of the last financing round of the Company. As a result, on January 30, 2020 the related party liability was settled into equity.

Related party balances at December 31, 2021 and December 31, 2020 consisted of the following:

	December 31, 2021	December 31, 2020
	(Dollars in thousands)
(a) Due from Illumigyn	$3	$27
(b) Due from Wellsense Technologies Ltd.	11	14
(c) Due from Six-Eye Interactive	1	(5)
(c) Due from Six AI ltd.	3	-
Total from related parties	$18	$36

b.	Related parties transactions:

	Year ended December 31,
	2021	2020	2019
	(U.S. Dollars in thousands)
Research and development – see d below	80	355	154
General and administrative – See c, e and f below	(191)	(167)	5,824

c.	Six-Eye Interactive agreements for services

On June 1 2015, Nanox PLC entered into a consulting agreement with Six-Eye, a company owned by Ran Poliakine, the Company’s former Chief Executive Officer and one of major shareholders, pursuant to which Ran Poliakine agreed to provide services as Chief Strategy Officer and a member of the Executive Committee to Nanox PLC. On May 1, 2017, Nanox PLC entered into a services agreement with Six-Eye for the supply of ongoing services, which include research and development services, general and financial management (including accountancy), office management services and operational and supply services. According to the agreement between the parties, Nanox PLC reimburses Six-Eye for its actual direct expenses plus a 12% surplus charge. The agreements were terminated in September 2019. During the year ended December 31 2019 the total expenses to Six-Eye were $679 thousand. In addition to the services provided by Six-Eye during 2019, Six-Eye also paid directly to third-party consultants and suppliers on behalf of the Company in the amount of approximately $1,015 thousand prior to the completion of the Company’s equity financing.

d.	Six AI Ltd Service agreement

On April 16, 2020, the Company entered into an agreement with SixAI Ltd. (hereinafter-“SixAI”) a company controlled by Ran Poliakine, the Company’s former Chief Executive Officer for certain software development and mechanical engineering services. The service agreement was effective as of March 1, 2020 and has been extended by mutual agreement of the parties several times, until terminated at December 31, 2021. During the years ended December 31, 2021 and 2020, the Company recorded an expense of $80 and $355 thousand, respectively. Mr. Poliakine currently serves as a member of the board of directors of SixAI and Mr. Poliakine is a significant shareholder of SixAI.

e.	Illumigyn Ltd.

Illumigyn Ltd (hereinafter – “Illumigyn”) is a company in which Ran Poliakine, the Company’s former Chief Executive Officer, is a significant shareholder primarily through indirect holdings. Since November 1 2019, Illumigyn sub-leased in transaction approximately 1,800 square feet of private office space, including access to shared public spaces, from the office spaces which the Company leases in Neve Ilan, Israel. Illumigyn pays approximately $12 thousand per month. During the years ended December 31, 2021 and 2020, the Company received approximately $125 and $163 thousand, respectively in relation to the sub lease.

f.	Wellsense Technologies Ltd.

Wellsense Technologies Ltd.(hereinafter – “Wellsense”) is a company in which Ran Poliakine, the Company’s former Chief Executive Officer, and Richard Stone, a member of the Company’s board of directors, are shareholders. Since February 2020, Wellsense has sub-leased private office space, including access to shared public spaces, from the Company in Neve Ilan, Israel. Wellsense pays approximately $7.0 thousand per month. During the years ended December 31, 2021 and 2020, the Company received $66 and $59 thousand, respectively in relation to the sub lease.

g.	Employment Agreements

The Company has entered into an employment agreement with Ran Poliakine, the Company’s founder, Chairman of the Board of Directors, and former Chief Executive Officer. Pursuant to the agreement, if the Company terminates Ran Poliakine’s employment and waives his obligation to perform services during the notice period of 180 days, Ran Poliakine will be entitled to receive payments of his base salary and social benefits in lieu of notice for the waived period, up to the full notice period for an immediate termination. The agreement provides Ran Poliakine with a gross monthly base salary equal to $40 which was increased to $60 upon the consummation of the Company’s initial public offering.

On September 27, 2021, the Company and Erez Meltzer entered into an employment agreement, pursuant to which Mr. Meltzer agreed to serve as the Company’s new Chief Executive Officer (“The Meltzer Employment Agreement”). The Meltzer Employment Agreement commenced and became effective as of January 1, 2022 and shall continue for an indefinite period until it is terminated by either party. Pursuant to the terms of the Meltzer Employment Agreement, Mr. Meltzer will receive an annual base salary of nine hundred thousand dollars ($900) per year, and will be eligible for an annual incentive payment of up to one hundred percent (100%) of his base salary, which of them $450 will be guaranteed for the 2022 fiscal year if his employment is continued through the entire fiscal year, with the possibility to withdraw an advance payment on account of the 2022 annual bonus, subject to full recourse (clawback) if the bonus is not earned; Mr. Meltzer will be entitled to customary social benefits under Israeli law and practice pursuant to which the Company shall insure the CEO with a manager’s insurance policy or a pension fund, or a combination of both (whereby each will apply partially), all according to his election;  Mr. Meltzer will be granted options to purchase 300,000 Ordinary Shares (the “Options”) which will vested equally over a period of 48 months as long as Mr. Melter will be employed by the Company. The Options shall be subject to the Company’s 2019 Equity Incentive plan and, to the extent possible, be granted pursuant to Section 102 of the Israeli Income Tax Ordinance, 5721-1961. The exercise price of the Options shall be $23.84 per share, a share price equals to the 30-day average of the Company’s share price on NASDAQ, prior to the date of approval of the CEO’s employment agreement by the Board on September 27, 2021. Such amount may be paid by the CEO by way of a cashless exercise mechanism; The agreement calls for a 6 months’ mutual notice of termination and 270 days if the Company provides notice during the first year of employment (except for “Cause” as defined in the employment agreement, in which case no prior notice will be required);

h.	Service Agreement

In February 2021, the shareholders of the Company approved the entry into an agreement with Floyd Katske, effective as of October 1, 2020, whereby Floyd Katske will assist the Chief Executive Officer and the Company with various tasks given his medical knowledge, expertise and experience, as may be requested from time-to-time by the Company’s Chief Executive Officer. These tasks are in addition and unrelated to his role as a member of the board of directors of the Company. Floyd Katske will be paid with respect to such services $200 per hour, against an invoice. The services will be limited to 100 hours in any calendar month, according to hours approved by the Chairman. In addition, Floyd Katske will be paid cash compensation consisting of RSUs granted in each calendar quarter, in the amount calculated by dividing (i) two times the cash compensation paid during such quarter as aforesaid by (ii) the fair market value of our ordinary shares on the last trading day of such quarter. All tax consequences will be borne by Floyd Katske. The agreement may be terminated by 14 days’ written notice by either party. During the year ended December 31, 2021, the Company recorded an expense of $168 with regards to the cash payment and $473 thousand with regards to the RSUs portion of Floyds’ fees.